Exhibit 24
POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
BATH AND BODY WORKS, INC.

The undersigned officer and/or director of Bath and Body Works, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2023 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Gina R. Boswell and Wendy C. Arlin, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 7th day of March, 2023.

/s/ PATRICIA S. BELLINGER
Patricia S. Bellinger

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
BATH AND BODY WORKS, INC.
The undersigned officer and/or director of Bath and Body Works, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2023 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Gina R. Boswell and Wendy C. Arlin, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 8th day of March, 2023.

/s/ ALESSANDRO BOGLIOLO
Alessandro Bogliolo

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
BATH AND BODY WORKS, INC.
The undersigned officer and/or director of Bath and Body Works, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2023 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Gina R. Boswell and Wendy C. Arlin, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 8th day of March, 2023.

/s/ LUCY O. BRADY
Lucy O. Brady

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
BATH AND BODY WORKS, INC.
The undersigned officer and/or director of Bath and Body Works, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2023 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Gina R. Boswell and Wendy C. Arlin, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 8th day of March, 2023.

/s/ FRANCIS A. HONDAL
Francis A. Hondal

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
BATH AND BODY WORKS, INC.
The undersigned officer and/or director of Bath and Body Works, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2023 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Gina R. Boswell and Wendy C. Arlin, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 8th day of March, 2023.

/s/ DANIELLE M. LEE
Danielle M. Lee

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
BATH AND BODY WORKS, INC.
The undersigned officer and/or director of Bath and Body Works, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2023 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Gina R. Boswell and Wendy C. Arlin, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 8th day of March, 2023.

/s/ MICHAEL G. MORRIS
Michael G. Morris

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
BATH AND BODY WORKS, INC.
The undersigned officer and/or director of Bath and Body Works, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2023 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Gina R. Boswell and Wendy C. Arlin, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 9th day of March, 2023.

/s/ SARAH E. NASH
Sarah E. Nash

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
BATH AND BODY WORKS, INC.
The undersigned officer and/or director of Bath and Body Works, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2023 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Gina R. Boswell and Wendy C. Arlin, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 8th day of March, 2023.

/s/ JUAN RAJLIN
Juan Rajlin

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
BATH AND BODY WORKS, INC.
The undersigned officer and/or director of Bath and Body Works, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2023 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Gina R. Boswell and Wendy C. Arlin, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 8th day of March, 2023.

/s/ STEPHEN D. STEINOUR
Stephen D. Steinour

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
BATH AND BODY WORKS, INC.
The undersigned officer and/or director of Bath and Body Works, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2023 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Gina R. Boswell and Wendy C. Arlin, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 8th day of March, 2023.

/s/ JAMES K. SYMANCYK
James K. Symancyk

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
BATH AND BODY WORKS, INC.
The undersigned officer and/or director of Bath and Body Works, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 28, 2023 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Gina R. Boswell and Wendy C. Arlin, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 8th day of March, 2023.

/s/ STEVEN E. VOSKUIL
Steven E. Voskuil